Lines of Credit and Debt	12 Months Ended
Dec. 31, 2018
Debt Instruments [Abstract]
Lines of Credit and Debt
Lines of Credit and Debt
Our credit facilities available and undrawn at December 31, 2018 total €426.6 million (approximately $488.5 million). This includes a €400.0 million syndicated multi-currency revolving credit facility expiring December 2021 of which no amounts were utilized at December 31, 2018 or at December 31, 2017, and three other lines of credit amounting to €26.6 million with no expiration date, none of which were utilized as of December 31, 2018 or as of December 31, 2017. The €400.0 million facility can be utilized in Euro, British pounds sterling, Swiss franc or U.S. dollar and bears interest of 0.4% to 1.2% above three months EURIBOR, or LIBOR in relation to any loan not in euro, and is offered with interest periods of one, two, three or six months. The commitment fee is calculated based on 35% of the applicable margin. In 2018 and 2017, $1.0 million and $0.9 million of commitment fees were paid, respectively. The revolving facility agreement contains certain financial and non-financial covenants, including but not limited to, restrictions on the encumbrance of assets and the maintenance of certain financial ratios. We were in compliance with these covenants at December 31, 2018. The credit facilities are for general corporate purposes.
At December 31, 2018 and 2017, total current long-term debt, net of debt issuance costs of $14.2 million and $12.4 million, respectively, consists of the following:

(in thousands)	2018	2017
0.375% Senior Unsecured Cash Convertible Notes due 2019	$427,445	$414,843
0.875% Senior Unsecured Cash Convertible Notes due 2021	279,492	270,762
0.500% Senior Unsecured Cash Convertible Notes due 2023	335,201	322,902
1.000% Senior Unsecured Cash Convertible Notes due 2024	397,793	—
3.19% Series A Senior Notes due October 16, 2019	72,483	72,742
3.75% Series B Senior Notes due October 16, 2022	298,691	300,276
3.90% Series C Senior Notes due October 16, 2024	26,933	26,921
German Private Placement (Schuldschein)	336,168	349,812
Total long-term debt	$2,174,206	$1,758,258
Less current portion	503,116	—
Long-term portion	$1,671,090	$1,758,258

The notes are all unsecured obligations that rank pari passu. Interest expense on long-term debt was $61.2 million, $43.6 million and $35.8 million for the years ended December 31, 2018, 2017 and 2016, respectively.
Future maturities (stated at the carrying values) of long-term debt as of December 31, 2018, are as follows:

Year ending December 31,	(in thousands)
2019	$503,116
2020	—
2021	315,732
2022	470,371
2023	335,201
thereafter	549,786
$2,174,206

Cash Convertible Notes due 2019, 2021, 2023 and 2024
On March 19, 2014, we issued $730.0 million aggregate principal amount of Cash Convertible Senior Notes of which $430.0 million is due in 2019 (2019 Notes) and $300.0 million is due in 2021 (2021 Notes). The aggregate net proceeds of the 2019 and 2021 Convertible Notes were $680.7 million, after payment of the net cost of the Call Spread Overlay described below and transaction costs. Additionally, we used $372.5 million of the net proceeds to repay other debt.
On September 13, 2017, we issued $400.0 million aggregate principal amount of Cash Convertible Senior Notes which is due in 2023 (2023 Notes). The net proceeds of the 2023 Notes were $365.6 million, after payment of the net cost of the Call Spread Overlay described below and transaction costs paid through December 31, 2018.
On November 13, 2018, we issued $500.0 million aggregate principal amount of Cash Convertible Senior Notes which is due in 2024 (2024 Notes). The net proceeds of the 2024 Notes were $470.0 million, after payment of the net cost of the Call Spread Overlay described below and transaction costs paid through December 31, 2018.
We refer to the 2019 Notes, 2021 Notes 2023 Notes and 2024 Notes, collectively as the “Cash Convertible Notes”. Interest on the Cash Convertible Notes is payable semi-annually in arrears and will mature on the maturity date unless repurchased or converted with their terms prior to such date. The interest rate and corresponding maturity of each Note are summarized as follows:

Cash Convertible Notes	Annual Interest Rate	Date of Interest Payments	Interest Payment Start Date	Maturity Date
2019 Notes	0.375%	March 19 and September 19	September 19, 2014	March 19, 2019
2021 Notes	0.875%	March 19 and September 19	September 19, 2014	March 19, 2021
2023 Notes	0.500%	March 13 and September 13	March 13, 2018	September 13, 2023
2024 Notes	1.000%	May 13 and November 13	May 13, 2019	November 13, 2024
The Cash Convertible Notes are solely convertible into cash in whole, but not in part, at the option of noteholders under the circumstances described below and during the following contingent conversion periods:

Cash Convertible Notes	Contingent Conversion Period
2019 Notes	From April 29, 2014 to September 18, 2018
2021 Notes	From April 29, 2014 to September 18, 2020
2023 Notes	From October 24, 2017 to March 13, 2023
2024 Notes	From December 24, 2018 to August 2, 2024

Additionally, conversion may occur at any time following a Contingent Conversion Period through the fifth business day immediately preceding the applicable maturity date. The Contingent Conversion Period for the 2019 Notes has passed and the noteholders may convert at anytime until March 14, 2019.
Upon conversion, noteholders will receive an amount in cash equal to the Cash Settlement Amount, calculated as described below. The Cash Convertible Notes are not convertible into shares of our common stock or any other securities.
Noteholders may convert of the Cash Convertible Notes into cash at their option at any time during the Contingent Conversion Periods described above only under the following circumstances (Contingent Conversion Conditions):

•
during any calendar quarter commencing after the calendar quarter (and only during such calendar quarter) ending on March 31, 2014 for 2019 and 2021 Cash Convertible Notes, on September 30, 2017 for 2023 Cash Convertible Notes, and on September 30, 2018 for 2024 Cash Convertible Notes; if the last reported sale price of our common stock for at least 20 trading days during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day;

•	if we undergo certain fundamental changes as defined in the agreement;

•
during the five business day period immediately after any 10 consecutive trading day period in which the quoted price for the 2019 Cash Convertible Notes or the 2021 Cash Convertible Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each such trading day;

•
if parity event or trading price unavailability event, as the case maybe occurs for the 2023 Cash Convertible Notes and 2024 Cash Convertible Notes during the period of 10 days, including the first business day following the relevant trading price notification date.

•
if we elect to distribute assets or property to all or substantially all of the holders of our common stock and those assets or other property have a value of more than 25% of the average daily volume-weighted average trading price of our common stock for the prior 20 consecutive trading days;

•	if we elect to redeem the Cash Convertible Notes; or

•	if we experience certain customary events of default, including defaults under certain other indebtedness until such event has been cured or waived or the payment of the Notes have been accelerated.
The Contingent Conversion Conditions in the 2019, 2021, 2023 and 2024 Notes noted above have been analyzed under ASC 815, Derivatives and Hedging, and, based on our analysis, we determined that each of the embedded features listed above are clearly and closely related to the 2019, 2021, 2023 and 2024 Notes (i.e., the host contracts). As a result, pursuant to the accounting provisions of ASC 815, Derivatives and Hedging, these features noted above are not required to be bifurcated as separate instruments. As of December 31, 2018, no contingent conversion condition was triggered.
The initial conversion rate for 2024 Notes is 4,360.3098 shares of our common stock per $200,000 principal amount of 2024 Notes (reflecting an initial conversion price of approximately $45.8683 per share of common stock). For the 2023 Notes, the initial conversion rate is 4,829.7279 shares of our common stock per $200,000 principal amount of the 2023 Notes (reflecting an initial conversion price of approximately $42.4102 per share of common stock). As adjusted by the synthetic share repurchase discussed in Note 17 "Equity", the conversion rate for the 2019 Notes and 2021 Notes is 7,063.1647 shares of our common stock per $200,000 principal amount of Cash Convertible Notes (reflecting an adjusted conversion price of approximately $28.32 per share of common stock). Upon conversion, holders are entitled to a cash payment (Cash Settlement Amount) equal to the average of the conversion rate multiplied by the daily volume-weighted average trading price for our common stock over a 50-day period. The conversion rate is subject to adjustment in certain instances but will not be adjusted for any accrued and unpaid interest. In addition, following the occurrence of certain corporate events that may occur prior to the applicable maturity date, we may be required to pay a cash make-whole premium by increasing the conversion rate for any holder who elects to convert Cash Convertible Notes in connection with the occurrence of such a corporate event.
We may redeem the Cash Convertible Notes in their entirety at a price equal to 100% of the principal amount of the applicable Cash Convertible Notes plus accrued interest at any time when 20% or less of the aggregate principal amount of the applicable Cash Convertible Notes originally issued remain outstanding.
Because the Cash Convertible Notes contain an embedded cash conversion option, we have determined that the embedded cash conversion option is a derivative financial instrument, which is required to be separated from the Cash Convertible Notes and accounted for separately as a derivative liability, with changes in fair value reported in our consolidated statements of income until the cash conversion option transaction settles or expires. The initial fair value liability of the embedded cash conversion option was $105.2 million for the 2019 and 2021 Notes, $74.5 million for the 2023 Notes, and $98.5 million for the 2024 Notes, which simultaneously reduced the carrying value of the Cash Convertible Notes (effectively an original issuance discount). For further discussion of the derivative financial instruments relating to the Cash Convertible Notes, refer to Note 13 "Derivatives and Hedging".
As noted above, the reduced carrying value on the Cash Convertible Notes resulted in a debt discount that is amortized to the principal amount through the recognition of non-cash interest expense using the effective interest method over the expected life of the debt, which is five and seven for the 2019 Notes and 2021 Notes, and six years for the 2023 Notes and 2024 Notes, respectively. This resulted in our recognition of interest expense on the Cash Convertible Notes at an effective rate approximating what we would have incurred had nonconvertible debt with otherwise similar terms been issued. The effective interest rate of the 2019 Notes, 2021 Notes, 2023 Notes and 2024 Notes is 2.937%, 3.809%, 3.997% and 4.782% respectively, which is imputed based on the amortization of the fair value of the embedded cash conversion option over the remaining term of the Cash Convertible Notes.
Beginning on October 1, 2018 and ending at the close of business on December 31, 2018, the 2021 Notes became convertible pursuant to the indenture. The 2021 Notes became convertible pursuant to Section 12.01(b)(iv) of the indenture because the arithmetic mean of the last reported sale prices of our common stock, in each trading day in at least one 20 consecutive trading day period during the 30 consecutive trading day period ending on the last trading day of the preceding fiscal quarter, was greater than 130% of the conversion price in effect on such last trading day. The 2021 Notes were convertible at a conversion ratio of 7,063.1647 per $200,000 principal amount of 2021 Notes, which is equivalent to a conversion price of approximately $28.32 per share of our common stock. During this period, $3.2 million of our 2021 Notes was converted and will be paid in March of 2019.
No Contingent Conversion Conditions were triggered for the Cash Convertible Notes as of December 31, 2018.
In connection with the issuance of the 2019 and 2021 Cash Convertible Notes, we incurred approximately $13.1 million in transaction costs. We incurred approximately $6.2 million in transaction costs for the 2023 Cash Convertible Notes. For 2024 Cash Convertible Notes, we incurred $5.7 million transaction costs of which $0.6 million was accrued as of December 31, 2018. Such costs have been allocated to the Cash Convertible Notes and deferred and are being amortized to interest expense over the terms of the Cash Convertible Notes using the effective interest method.
Interest expense related to the Cash Convertible Notes was comprised of the following:

	Year-Ended December 31
(in thousands)	2018	2017
Coupon interest	$6,890	$4,832
Amortization of original issuance discount	32,114	21,377
Amortization of debt issuance costs	3,485	2,615
Total interest expense related to the Cash Convertible Notes	$42,489	$28,824

Cash Convertible Notes Call Spread Overlay
Concurrent with the issuance of the Cash Convertible Notes, we entered into privately negotiated hedge transactions (Call Options) with, and issued warrants to purchase shares of our common stock (Warrants) to, certain financial institutions. We refer to the Call Options and Warrants collectively as the “Call Spread Overlay”. The Call Options are intended to offset any cash payments payable by us in excess of the principal amount due upon any conversion of the Cash Convertible Notes. During 2014, we used $105.2 million of the proceeds from the issuance of the 2019 and 2021 Cash Convertible Notes to pay for the Call Options, and simultaneously received $69.4 million from the sale of the Warrants, for a net cash outlay of $35.8 million for the Call Spread Overlay.
During 2017, we used $73.7 million of the proceeds from the from the issuance of the 2023 Cash Convertible Notes to pay for the premium for the Call Option, and simultaneously received $45.3 million from the sale of Warrants, for a net cash outlay of $28.3 million for the Call Spread Overlay. Issuance costs incurred in connection with the Warrant and the Call Option were $0.3 million and $0.1 million respectively.
In November 2018, we used $97.3 million of the proceeds from the from the issuance of the 2024 Cash Convertible Notes to pay for the premium for the Call Option, and simultaneously received $72.4 million from the sale of Warrants, for a net cash outlay of $24.9 million for the Call Spread Overlay. Issuance costs incurred in connection with the Warrant and the Call Option were $0.5 million and $0.5 million respectively, of which $0.8 million was accrued as of December 31, 2018.
The Call Options are derivative financial instruments and are discussed further in Note 13 "Derivatives and Hedging". The Warrants are equity instruments and are further discussed in Note 17 "Equity".
Aside from the initial payment of a premium of $105.2 million (2019 and 2021 Notes), $73.7 million (2023 Notes), and $97.3 million (2024 Notes) for the Call Option, we will not be required to make any cash payments under the Call Options, and will be entitled to receive an amount of cash, generally equal to the amount by which the market price per share of our common stock exceeds the exercise price of the Call Options during the relevant valuation period. The exercise price under the Call Options is initially equal to the conversion price of the Cash Convertible Notes.
The Warrants that were issued with our Cash Convertible Notes, could have a dilutive effect to the extent that the price of our common stock exceeds the applicable strike price of the Warrants. For each Warrant that is exercised, we will deliver to the holder a number of shares of our common stock equal to the amount by which the settlement price exceeds the exercise price, plus cash in lieu of any fractional shares. We will not receive any proceeds if the Warrants are exercised.
U.S. Private Placement
In October 2012, we completed a private placement through the issuance of new senior unsecured notes at a total amount of $400.0 million with a weighted average interest rate of 3.66% (settled on October 16, 2012). The notes were issued in three series: (1) $73.0 million 7-year term due in 2019 (3.19%); (2) $300.0 million 10-year term due in 2022 (3.75%); and (3) $27.0 million 12-year term due in 2024 (3.90%). We paid $2.1 million in debt issuance costs which will be amortized through interest expense using the effective interest method over the lifetime of the notes. The note purchase agreement contains certain financial and non-financial covenants, including but not limited to, restrictions on priority indebtedness and the maintenance of certain financial ratios. We were in compliance with these covenants at December 31, 2018. Based on an estimation using the changes in the U.S. Treasury rates, the Level 2 fair value of these senior notes as of December 31, 2018 and December 31, 2017 was approximately $391.7 million and $394.7 million, respectively. During 2014, we entered into interest rate swaps, which effectively fixed the fair value of $200.0 million of this debt and qualify for hedge accounting as fair value hedges as described in Note 13 "Derivatives and Hedging".
German Private Placement (Schuldschein)
In 2017, we completed a German private placement bond ("Schuldschein") which was issued in several tranches totaling $331.1 million due in various periods through 2027. The Schuldschein consists of U.S. dollar and Euro denominated tranches. The Euro tranches are designated as a foreign currency non-derivative hedging instrument that qualifies as a net investment hedge as described in Note 13 "Derivatives and Hedging". Based on the spot rate method, the change in the carrying value of the Euro denominated tranches attributed to the net investment hedge as of December 31, 2018 totaled $5.9 million of unrealized loss and is recorded in equity. We paid $1.2 million in debt issuance costs which are being amortized through interest expense over the lifetime of the notes. A summary of the tranches as of December 31, 2018 is as follows:

				Carrying Value as of
				December 31, 2018
Currency	Notional Amount	Interest Rate	Maturity	(in thousands)
EUR	€11.5 million	Fixed 0.4%	March 2021	$13,143
EUR	€23.0 million	Floating EURIBOR + 0.4%	March 2021	26,286
EUR	€21.5 million	Fixed 0.68%	October 2022	24,561
EUR	€64.5 million	Floating EURIBOR + 0.5%	October 2022	73,684
USD	$45.0 million	Floating LIBOR + 1.2%	October 2022	44,891
EUR	€25.0 million	Floating EURIBOR + 0.5%	October 2022	28,543
EUR	€64.0 million	Fixed 1.09%	June 2024	73,097
EUR	€31.0 million	Floating EURIBOR + 0.7%	June 2024	35,406
EUR	€14.5 million	Fixed 1.61%	June 2027	16,557
				$336,168
The Financial Conduct Authority of the United Kingdom plans to phase out the London Interbank Offered Rate (LIBOR) by the end of 2021. Presently, the future of LIBOR is unclear, yet the Schuldschein agreements do contain language for the determination of interest rates in the event the LIBOR rate is not available. Changes to these agreements may be required should an alternative benchmark be required.